SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                            _________________


                                FORM 8-K


                             CURRENT REPORT



Pursuant To Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report      May 3, 1994

Date of Earliest Event Reported      April 29, 1994

                   Ferrellgas, Inc.
                 Ferrell Companies, Inc.
                 One Liberty Oil Company
       (Exact name of registrants as specified in their charters)

       Delaware                              73-1285864
       Kansas                                48-0587968
       Missouri              33-38482        43-1180681
(States or Other Juris- ) (Commission       (IRS Employer
  dictions of Incorpora-   File Number)   Identification Nos.)
  tion or Organization


  One Liberty Plaza, Liberty, Missouri            64068
 (Address of principal executive offices)       (Zip Code)


                       (816) 792-1600
        (Registrants' telephone number, including area code)

Item 5.    OTHER EVENTS

           On April 29, 1994, Ferrellgas, Inc. (the "Company"), acting as general partner of Ferrellgas Partners, L.P. (the "Master Partnership") and Ferrellgas, L.P. (the "Operating Partnership"), two newly formed Delaware limited partnerships, caused to be filed with the Securities and Exchange Commission
(i) a registration statement with respect to the proposed offering of 13.1 million Common Units representing limited partnership interests of the Master Partnership, and (ii) a registration statement with respect to the proposed offering of Senior Notes due 2001 of the Operating Partnership in the aggregate principal amount of $250 million.

           Upon the consummation of the offerings (i) the Company will transfer all of its propane business and assets to the Operating Partnership, (ii) the Operating Partnership will assume substantially all of the liabilities, whether known or unknown, associated with such business and assets (other than income tax liabilities), (iii) the Master Partnership will issue to the Company a 53.2% limited partner interest in the Master Partnership, which interest the Company intends to distribute as a dividend to its parent, Ferrell Companies, Inc., and an aggregate 2% general partner interest in the Operating Partnership and the Master Partnership, and (iv) the existing long-term indebtedness of the Company will be retired with the proceeds of the offerings.

           In connection with the offerings, the Company will commence a tender offer and consent solicitation with respect to its 11 5/8 percent Senior Subordinated Debentures due 2003. The Company anticipates that the tender offer will be first mailed to holders of such Debentures on or about May 5, 1994.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial statements of businesses acquired.

                 Not applicable.

           (b) Pro forma financial information.

                 Not applicable.

           (c) Exhibits.

           The Exhibits as listed in the Exhibit Index are filed as part of this Current Report on Form 8-K.

                             SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FERRELLGAS, INC.


                                 By  /s/ Danley K. Sheldon
                                       Danley K. Sheldon
                                       Vice President and Chief
                                         Financial Officer

                                 Date:  May 3, 1994

                             SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 FERRELL COMPANIES, INC.


                                 By  /s/ Danley K. Sheldon
                                       Danley K. Sheldon
                                       Vice President and Chief
                                         Financial Officer

                                 Date:  May 3, 1994

                             SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ONE LIBERTY OIL COMPANY


                                 By  /s/ Danley K. Sheldon
                                       Danley K. Sheldon
                                       Vice President and Chief
                                         Financial Officer

                                 Date:  May 3, 1994

                            EXHIBIT INDEX



                                                        Sequential
Exhibit No.          Description of Exhibit              Page No.
     1           Text of press release issued by
                 Ferrellgas, Inc. on April 29, 1994

EXHIBIT NO. 1

April 29, 1994                         Contact:   Brian M.Smith
                                                  Ferrellgas, Inc.
                                                  816-792-7824

FOR IMMEDIATE RELEASE

LIBERTY, MISSOURI --- Ferrellgas Partners, L.P. and Ferrellgas, L.P., newly formed limited partnerships that will conduct the business of Ferrellgas, Inc., today filed two registration statements with the Securities and Exchange Commission with respect to the proposed offering of 13.1 million Common Units representing limited partnership interests of Ferrellgas Partners, L.P. with an estimated initial offering price between $20.50 to $22.25 per Common Unit representing a 45 percent interest in the partnership and $250 million principal amount of Senior Notes due 2001 by Ferrellgas, L.P. Ferrellgas, Inc. will serve as general partner of both partnerships.

Ferrellgas, Inc. is the nation's third largest retail marketer of propane, serving more than 600,000 customers in 44 states.

The underwriting group for the Common Units will be managed by Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Smith Barney Shearson, Inc. The Senior Note offering will be managed by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co.

In connection with these offerings, Ferrellgas, Inc. will refinance its existing indebtedness by calling for redemption all of its Senior Notes due in 1996. The formal notice of redemption will not be given until the successful completion of the securities offerings by the partnerships.

In addition, Ferrellgas, Inc. will make a tender offer to purchase all of its 11 5/8 percent Senior Subordinated Debentures due 2003. It is anticipated that this tender offer will first be mailed to holders of the Subordinated Debentures on or about May 4, 1994. Closing of the tender offer is also conditioned on, among other things, the successful completion of the offering of the securities by the partnerships. Donaldson, Lufkin & Jenrette Securities Corporation will act as dealer manager, and MacKenzie Partners, Inc. will act as information agent, with respect to the tender offer.

Danley K. Sheldon, Vice President and CFO of Ferrellgas, Inc., stated "This transaction represents an excellent opportunity to reduce the indebtedness of the Company and better position the Company for future growth."

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                 ###